Exhibit 10.01

FIRST AMENDMENT

TO

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

June 30, 2005

among

VALERO LOGISTICS OPERATIONS, L.P.,

as Borrower,

VALERO L.P.,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

and

The Lenders Party Hereto

FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO 5-YEAR REVOLVING CREDIT AGREEMENT (this “First Amendment”) dated as of June 30, 2005, is among VALERO LOGISTICS OPERATIONS, L.P., a Delaware limited partnership (the “Borrower”); VALERO L.P., a Delaware limited partnership (the “MLP”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A.            The Borrower, the Administrative Agent and the Lenders are parties to that certain 5-Year Revolving Credit Agreement dated as of December 20, 2004 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B.            The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

C.            NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections and Schedules in this First Amendment refer to Sections of, and Schedules to, the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Amendments to Section 1.01.

(a)           The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this 5-Year Revolving Credit Agreement, as amended by the First Amendment, as the same may be amended, modified, supplemented or restated from time to time in accordance herewith.

(b)           The definition of “Consolidated EBITDA” is hereby amended in its entirety to read as follows:

“Consolidated EBITDA” means, without duplication, as to the MLP and its Subsidiaries, on a consolidated basis for each Rolling Period, the amount equal to Consolidated Operating Income for such period (a) plus the following to the extent deducted from Consolidated Operating Income in such period:  (i) depreciation, amortization and other non-cash charges for such period and (ii) cash distributions received by the Borrower from Skelly-Belvieu Pipeline Company, and similar joint ventures, during such period and (b) minus all non-cash income added to Consolidated Operating Income in such period; provided that (i) Consolidated EBITDA shall be adjusted from time to time as necessary to give pro forma effect to permitted acquisitions or Investments (other than Joint Venture Interests) or sales of property by the MLP and its Subsidiaries and (ii) Consolidated EBITDA shall be adjusted to take into account pro forma synergies as a result of the Acquisition in an amount equal to (A) $17,500,000 for the Rolling Period ending on September 30, 2005, (B) $15,000,000 for the Rolling Period ending on December 31, 2005, (C) $10,000,000 for the Rolling Period ending on March 31, 2006 and (D) $5,000,000 for the Rolling Period ending on June 30, 2006.

(c)           The definition of “Guarantor” is hereby amended in its entirety to read as follows:

“Guarantor” means each of the MLP and each Subsidiary and other Person that from time to time executes and delivers a Subsidiary Guaranty (or becomes a party thereto by executing and delivering a supplement thereto or otherwise), other than any such Person that is released from such Subsidiary Guaranty in accordance with the terms thereof.

(d)           The definition of “Information Memorandum” is hereby amended in its entirety to read as follows:

“Information Memorandum” means, collectively, (a) the Confidential Information Memorandum dated June 2005 relating to the Borrower and the Transactions and (b) the Confidential Information Memorandum dated November 8, 2004 relating to the Borrower and the Transactions.

(e)           The definition of “Interest Period” is hereby amended by adding the following parenthetical after the word “thereafter” in the third line thereof:

“(or, with the consent of each Lender, such other period as the Lenders and the Borrower shall mutually agree upon)”

(f)            The definition of “Material Agreements” is hereby amended in its entirety to read as follows:

“Material Agreements” means the Partnership Agreement (MLP) and the Indenture as each such agreement may be amended, supplemented or otherwise modified from time to time as permitted hereby.

(g)           The definition of “Permitted Investments” is hereby amended by: (i) deleting the word “and” at the end of clause (c) thereof; (ii) replacing the period at the end of clause (d) thereof with “; and”; and (iii) adding a new clause (e) to read as follows:

“(e)         investments in short term debt obligations of an issuer rated at least BBB by S&P’s or Baa2 by Moody’s, and maturing within 30 days from the date of acquisition, in an aggregate amount not to exceed $50,000,000 at any time.”

(h)           The following definitions are hereby added where alphabetically appropriate to read as follows:

“First Amendment” means the First Amendment to 5-Year Revolving Credit Agreement dated as of June 30, 2005 among the Borrower, the MLP, the Administrative Agent and the Lenders party thereto.

“Term Credit Agreement” means The 5-Year Term Credit Agreement dated as of July 1, 2005 among the Borrower, the MLP, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders and other agents from time to time party thereto, as the same may from time to time be amended, modified or supplemented.

“UK Credit Agreement” means the Amended and Restated Credit Agreement, dated as of July 1, 2005, between Kaneb Terminals Limited (formerly known as ST Services, Ltd.), the MLP, Kaneb Pipeline Operating Partnership, L.P. and SunTrust Bank, as the same may from time to time be amended, modified or supplemented.

2.2           Amendment to Section 2.11(c).  Section 2.11(c) is hereby amended by deleting “June 30, 2005” wherever it appears in the fifth line thereof and replacing it with “September 30, 2005”.

2.3           Amendments to Section 3.04.

(a)           Section 3.04(a).  Section 3.04(a) is hereby amended in its entirety to read as follows:

“(a) It has heretofore furnished to the Lenders (i) the consolidated balance sheet and statements of income, partners equity and cash flows of the MLP (A) as of and for the fiscal year ended December 31, 2004, reported on by KPMG, and (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2005, certified by its chief financial officer; (ii) the consolidated balance sheet and statements of income, partners equity and cash flows of the Borrower (A) as of and for the fiscal year ended December 31, 2004, certified by its chief financial officer, and (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2005, certified by its chief financial officer; (iii) the consolidated balance sheet and statements of income, partners equity and cash flows of KPP (A) as of and for the fiscal year ended December 31, 2004, reported on by KPMG LLP, and (B) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2005, certified by its chief financial officer; and (iv) the selected unaudited pro forma condensed combined financial data set forth in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 dated November 23, 2004 filed with the SEC in connection with the Acquisition.  Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of (x) the MLP and its consolidated subsidiaries, the Borrower and its consolidated Subsidiaries, and KPP and its consolidated subsidiaries and (y) the pro forma consolidated financial condition of the MLP, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clauses (B) above.”

(b)           Section 3.04(b).  Section 3.04(b) is hereby amended by deleting the number “2003” in the first line thereof and replacing it with the number “2004”.

2.4           Amendments to Section 4.01.

(a)           Section 4.01(e).  Section 4.01(e) is hereby amended by deleting the number “2003” in the third line thereof and replacing it with the number “2004”.

(b)           Section 4.01(i).  Section 4.01(i) is hereby amended in its entirety to read as follows:

“(i)          The Administrative Agent shall have received, and shall be satisfied with the selected unaudited pro forma condensed combined financial data set forth in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 dated November 23, 2004 filed with the SEC in connection with the Acquisition.”

(c)           Section 4.01(k).  Section 4.01(k) is hereby amended in its entirety to read as follows:

“(k)         The Administrative Agent shall have received evidence satisfactory to it that all loans, letters of credit and other obligations owing pursuant to each of (i) the Existing Agreement, (ii) the $400,000,000 Revolving Credit Agreement dated as of April 24, 2003 among Kaneb Pipe Line Operating Partnership, L.P., as borrower, KPP, SunTrust Bank, as administrative agent, and the lenders party thereto, as amended, (iii) the Loan Agreement, dated as of July 13, 2001, among KSL, KPP and Bank of Scotland, as amended, (iv) the Credit Agreement, dated as of March 25, 1998, between Martin Oil LLC (successor to Martin Oil Corporation) and Harris Trust and Savings Bank, as amended, and (v) the Facility Agreement, dated as of April 16, 2003, among ST Australia Pty Ltd, Terminals Pty Ltd, Kaneb Pipe Line Operating Partnership, L.P., and National Australia Bank Limited, as amended, shall have been paid in full and all commitments thereunder shall have been terminated.”

(d)           Section 4.01(l) and Section 4.01(m).  Section 4.01(l) and Section 4.01(m) are hereby renumbered to be Section 4.01(m) and Section 4.01(n), respectively, and a new Section 4.01(l) is hereby inserted to read as follows:

“(l)          The Term Credit Agreement shall have become “effective” pursuant to Section 4.01 thereof.”

(e)           Section 4.01.  The word “June” in the fifth line of the last paragraph of Section 4.01 is hereby deleted and replaced with the word “September”.

2.5           Amendment to Section 6.01.  Section 6.01 is hereby amended in its entirety to read as follows:

“Section 6.01.  Indebtedness.  It will not, and will not permit any of its subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

(a)           Indebtedness created under this Agreement;

(b)           Indebtedness created under the Term Credit Agreement, the principal amount of which does not exceed $525,000,000 in the aggregate at any time;

(c)           Indebtedness created under the UK Credit Agreement, the principal amount of which does not exceed £21,000,000 in the aggregate at any time;

(d)           Indebtedness of the MLP to any Subsidiary and of any Subsidiary to the MLP or any other Subsidiary to the extent permitted by Section 6.04, so long as the MLP and the Borrower are in compliance with Section 5.10;

(e)           Guarantees by the MLP of Indebtedness of any Subsidiary and by any Guarantor of Indebtedness of the MLP or any other Subsidiary and by any Subsidiary that is not a Guarantor of Indebtedness of any other Subsidiary that is not a Guarantor; and

(f)            other Indebtedness of the MLP and any Subsidiary; provided that, both before and after such Indebtedness is created, incurred or assumed, no Event of Default shall have occurred and be continuing under this Agreement, including, without limitation, an Event of Default with respect to (i) the Consolidated Interest Coverage Ratio set forth in Section 6.11(a) and (ii) the Consolidated Debt Coverage Ratio set forth in Section 6.11(b).

Notwithstanding the foregoing or anything to the contrary contained herein, the MLP and the Borrower will not permit the aggregate principal amount of Indebtedness of Subsidiaries that are not Guarantors (other than Indebtedness described on Schedule 6.01) at any time to exceed 5% of Consolidated Net Worth.”

2.6           Amendment to Section 6.02(c)(i).  Section 6.02(c)(i) is hereby amended in its entirety to read as follows:

“(i) such security interest secures Indebtedness permitted by clause (f) of Section 6.01,”

2.7           Amendment to Section 6.08(b)(i).  Section 6.08(b)(i) is hereby amended in its entirety to read as follows:

“(i) the foregoing shall not apply to restrictions and conditions imposed by law, by this Agreement, by the Term Credit Agreement or by the UK Credit Agreement,”

2.8           Amendment to Section 6.11.  Section 6.11 is hereby amended in its entirety to read as follows:

“Section 6.11.        Financial Condition Covenants.  The MLP will not permit at any time (a) its Consolidated Interest Coverage Ratio to be less than 3.00 to 1.00 or (b) its Consolidated Debt Coverage Ratio to be in excess of (i) 5.00 to 1.00 for any Rolling Period ending on or before June 30, 2006 and (ii) 4.75 to 1.00 for any Rolling Period ending on or subsequent to September 30, 2006; provided that if at any time the MLP or any of its Subsidiaries consummates an acquisition (including the Acquisition) for which the MLP or any of its Subsidiaries has paid aggregate net consideration of at least $100,000,000, then, for the two Rolling Periods the last day of which immediately follow the date on which such acquisition is consummated, the numerator of the maximum Consolidated Debt Coverage Ratio otherwise permitted above shall be increased by 0.5; thereafter, compliance shall be determined by reverting back to clause (i) or (ii) above, as applicable.”

2.9           Amendments to Schedules.  Schedule 3.06, Schedule 6.01 and Schedule 6.08 are hereby amended and restated in their entirety to read as set forth on the attached Schedule 3.06, Schedule 6.01 and Section 6.08, respectively.

Section 3.               Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02 of the Credit Agreement) (the “Effective Date”):

3.1           The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable, if any, in connection with this First Amendment on or prior to the Effective Date.

3.2           The Administrative Agent shall have received from all of the Lenders, the Borrower and the MLP, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.3           The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.4           No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4.               Miscellaneous.

4.1           Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

4.2           Ratification and Affirmation; Representations and Warranties.  The Borrower and the MLP each hereby (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date and (ii) no Default has occurred and is continuing.

4.3           Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4           Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5           NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6           GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

VALERO LOGISTICS OPERATIONS, L.P.

By:	Valero GP, Inc., its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President and
Chief Financial Officer

VALERO L.P.

By:	Riverwalk Logistics, L.P., its General
Partner

By:	Valero GP, LLC, its General Partner

	By:	/s/ Steven A. Blank
Steven A. Blank
Senior Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By	/s/ Robert C. Mertensotto
Name: Robert C. Mertensotto
Title: Managing Director

SUNTRUST BANK, individually and as Syndication Agent

By	/s/ David Edge
Name: David Edge
Title: Managing Director

BARCLAYS BANK PLC, individually and as Co- Documentation Agent

By	/s/ Gary B. Wenslow
Name: Gary B. Wenslow
Title: Associate Director

MIZUHO CORPORATE BANK (USA), individually and as Co-Documentation Agent

By	/s/ Takahiko Ueda
Name: Takahiko Ueda
Title: Senior Vice President

ROYAL BANK OF CANADA, individually and as
Co-Documentation Agent

By	/s/ Linda M. Stephens
Name: Linda M. Stephens
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI, LTD., individually and as Co-Managing Agent

By	/s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Vice-President & Manager

BANK OF AMERICA, N.A., individually and as Co-Managing Agent

By	/s/ Claire Liu
Name: Claire Liu
Title: Senior Vice President

THE BANK OF NOVA SCOTIA, individually and as Co-Managing Agent

By	/s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

BNP PARIBAS, individually and as
Co-Managing Agent

By	/s/ Mark A. Cox
Name: Mark A. Cox
Title: Director

By	/s/ Larry Robinson
Name: Larry Robinson
Title: Director

CITIBANK, N.A., individually and as Co-Managing Agent

By	/s/ Amy K. Pincu
Name: Amy K. Pincu
Title: Attorney-In-Fact

THE ROYAL BANK OF SCOTLAND plc individually and as Co-Managing Agent

By	/s/ Paul McDonagh
Name: Paul McDonagh
Title: Senior Vice President

BAYERISCHE HYPO-UND VEREINSBANK
AG, NEW YORK BRANCH, individually and as
Co-Managing Agent

By	/s/ Yoram Dankner
Name: Yoram Dankner
Title: Managing Director

By	/s/ Shannon Batchman
Name: Shannon Batchman
Title: Director

KEYBANK NATIONAL ASSOCIATION, individually and as Co-Managing Agent

By	/s/ Kevin D. Smith
Kevin D. Smith
Vice President

SUMITOMO MITSUI BANKING CORPORATION, individually and as Co-Managing Agent

By	/s/ William M. Ginn
Name: William M. Ginn
Title: General Manager

CALYON NEW YORK BRANCH, individually and as Co-Managing Agent

By	/s/ Olivier Andenaro
Name: Olivier Andenaro
Title: Managing Director

By
Name: Phillipe Soustra
Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually and as Co-Managing Agent

By	/s/ Richard Gould
Name: Richard Gould
Title: Vice President

LEHMAN BROTHERS BANK, FSB

By	/s/ Janine M. Shugan
Name: Janine M. Shugan
Title: Authorized Signatory

UBS LOAN FINANCE LLC

By	/s/ Wilfred V. Saint
Name: Wilfred V. Saint
Title: Director, Banking Product Services, US

By	/s/ Richard L. Tavrow
Name: Richard L. Tavrow
Title: Director, Banking Product Services, US

COMPASS BANK

By	/s/ D.G. Mills
Name: D.G. Mills
Title: Senior Vice President

BANK HAPOALIM B.M.

By	/s/ Lenroy Hackett
Name: Lenroy Hackett
Title: First Vice President

By	/s/ Marc Bosc
Name: Marc Bosc
Title: Vice President

SCHEDULE 3.06

Disclosed Matters

Grace Litigation.  All actions, suits, proceedings, claims and Environmental Liabilities arising out of or related to the Otis pipeline as described in each of KPP’s Annual Report on Form 10K for the year ended December 31, 2004 and KSL’s Annual Report on Form 10K for the year ended December 31, 2004.

PEPCO Litigation.  All actions, suits, proceedings, claims and Environmental Liabilities arising out of or related to the Potomac Electric Power Company pipeline as described in each of KPP’s Annual Report on Form 10K for the year ended December 31, 2004 and KSL’s Annual Report on Form 10K for the year ended December 31, 2004.

Schedule 3.06

SCHEDULE 6.01

Existing Indebtedness

Indebtedness not to exceed £21,000,000 under Credit Agreement between Kaneb Pipe Line Operating Partnership, L.P. and ST Services, LTD., as borrowers, and SunTrust Bank, Atlanta, as Lender dated January 29, 1999 as amended or restated from time to time (or replaced but no increases thereof).

Schedule 6.01

SCHEDULE 6.08

Existing Restrictions

The Indenture.

First Supplemental Indenture, dated as of July 15, 2002, to the Indenture.

Second Supplemental Indenture, dated as of March 19, 2003, to the Indenture.

Third Supplemental Indenture, dated as of July 1, 2005, to the Indenture.

The Indenture, dated as of February 21, 2002, between Kaneb Pipe Line Operating Partnership, L.P., as issuer, and JPMorgan Chase Bank, as trustee, relating to the issuance of senior debt securities (the “KPOP Indenture”).

First Supplemental Indenture, dated as of February 21, 2002, to the KPOP Indenture.

Second Supplemental Indenture, dated as of August 9, 2002, to the KPOP Indenture.

Third Supplemental Indenture, dated as of May 16, 2003, to the KPOP Indenture.

Fourth Supplemental Indenture, dated as of May 27, 2003, to the KPOP Indenture.

Fifth Supplemental Indenture, dated as of July 1, 2005, to the KPOP Indenture.

Schedule 6.08